                                                                  Execution Copy
                                                    Proprietary and Confidential

                               SECURITY AGREEMENT

                                     between

                             RITE AID REALTY CORP.

                                       and

                          WELLS FARGO BANK NORTHWEST,
                          NATIONAL ASSOCIATION, not in
                       its individual capacity but solely
                 as Trustee of RAC Distribution Statutory Trust

                          Dated as of June 27, 2001.(i)

                                TABLE OF CONTENTS
Page
ARTICLE I SECURITY INTERESTS ................................................  1
1.1.  Grant of Security Interests............................................  1
1.2.  Power of Attorney......................................................  2
ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS ................  2
2.1.  Necessary Filings......................................................  2
2.2.  No Liens...............................................................  2
2.3.  Other Financing Statements.............................................  3
2.4.  Chief Executive Office.................................................  3
2.5.  Location of Equipment..................................................  3
2.6.  Recourse...............................................................  4
2.7.  Trade Names; Change of Name............................................  4
ARTICLE III PROVISIONS CONCERNING COLLATERAL ................................  4
3.1.  Protection of Lessor's Security........................................  4
3.2.  Further Actions........................................................  4
3.3.  Financing Statements...................................................  5
ARTICLE IV REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT......................  5
4.1.  Remedies; Obtaining the Equipment Collateral Upon Default .............  5
4.2.  Remedies; Disposition of the Equipment Collateral .....................  6
4.3.  Waiver of Claims.......................................................  7
4.4.  Remedies Cumulative....................................................  8
4.5.  Discontinuance of Proceedings..........................................  8
ARTICLE V MISCELLANEOUS .....................................................  8
5.1.  Notices................................................................  8
5.2.  Waiver; Amendment......................................................  9
5.3.  Obligations Absolute...................................................  9
5.4.  Successors and Assigns; Reliance on Representations ...................  9
5.5.  Headings Descriptive...................................................  9
5.6.  Governing law..........................................................  9
5.7.  Company's Duties.......................................................  9
5.8.  Termination; Release................................................... 10
5.9.  Counterparts........................................................... 10
5.10. Severability........................................................... 10


                                       (i)

                                                                            Page
                                                                            ----
5.11. Benefit of Agreement................................................... 10
5.12. Exculpation of Trustee................................................. 11


SCHEDULE I - Schedule of Equipment
SCHEDULE II - Schedule of Equipment Locations
SCHEDULE III - Schedule of Trade and Fictitious Names


                                      (ii)

                                                              SECURITY AGREEMENT
                                                    Proprietary and Confidential

                               SECURITY AGREEMENT

         SECURITY AGREEMENT (this "Agreement"), dated as of June 27, 2001, made by RITE AID REALTY CORP., a Delaware corporation (the "Company") in favor of WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of the RAC Distribution Statutory Trust (the "Lessor"). Except as otherwise defined herein, capitalized terms used herein and defined in the Participation Agreement (as defined below) shall be used herein as so defined, and the rules of construction set forth in Part I of Appendix A to the Participation Agreement shall apply to this Security Agreement.

                             W I T N E S S E T H :

         WHEREAS, the Company, Rite Aid Corporation, the Lessor, the persons named therein as Note Holders and Certificate Holders and Citicorp USA, Inc., as Agent have entered into a Participation Agreement, dated as of the date hereof (the "Participation Agreement");

         WHEREAS, in connection with the transactions contemplated by the Participation Agreement, the Company and the Lessor have entered into the Lease pursuant to which the Lessor has agreed to lease the Property to the Lessor;

         WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Participation Agreement that the Company shall have executed and delivered to the Lessor this Agreement;

         NOW, THEREFORE, in consideration of the benefits accruing to the Company, the receipt and sufficiency of which are hereby acknowledged, the Company hereby makes the following representations and warranties to the Lessor and hereby covenants and agrees with the Lessor as follows:

                                    ARTICLE I
                               SECURITY INTERESTS

         1.1 Grant of Security Interests. As security for the prompt and complete payment and performance when due of all of the Company's obligations under the Operative Documents (including its obligation to pay Rent, Termination Value and the Residual Value Amount) (collectively, the "Obligations"), the

Company does hereby assign and transfer unto the Lessor, and does hereby pledge and grant to the Lessor, a continuing security interest in, all of the right, title and interest of the Company in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) the equipment described on Schedule I hereto (the "Equipment"), and (ii) all proceeds (as defined in the UCC) and products of the foregoing (all of the above, collectively, the "Equipment Collateral").

         1.2. Power of Attorney. The Company hereby constitutes and appoints the Lessor its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of a Default, Event of Default or Non-Performance Event (in the name of the Company or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to the Company under or arising out of the Equipment Collateral, and to file any claims or take any action or institute any proceedings which the Lessor may deem to be necessary or advisable to protect its interests, which appointment as attorney is coupled with an interest.

                                   ARTICLE II
               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         The Company represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1. Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by the Company to the Lessor hereby in respect of the Equipment Collateral have been accomplished and the security interest granted to the Lessor pursuant to this Agreement in and to the Equipment Collateral creates a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Liens granted pursuant to the Security Documents) and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Equipment Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the UCC as enacted in any relevant jurisdiction.

         2.2. No Liens. The Company is and will be the owner of all Equipment Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens granted pursuant to the Security Documents), and the Company shall defend the Equipment Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Lessor.

         2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Equipment Collateral (other than financing statements filed in respect of Liens granted pursuant to the Security Documents), and so long as the Termination Date (as defined in Section 5.8) has not occurred, the Company will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Equipment Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Company or in connection with the other Security Documents.

         2.4. Chief Executive Office. The chief executive office of the Company is located at 30 Hunter Lane, Camp Hill, Pennsylvania 17011-2404. The Company will not move its chief executive office except to such new location as the Company may establish in accordance with the immediately succeeding sentence. The Company shall not establish new locations for its chief executive office until (i) it shall have given to Lessor and the Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Lessor and the Agent ma y reasonably request, (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Lessor and the Agent to maintain the security interest of the Lessor in the Equipment Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Lessor, it shall have furnished an opinion of counsel reasonably acceptable to the Lessor and the Agent to the effect that all financing or continuation statements and ame ndments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby.

         2.5. Location of Equipment. All Equipment is located at one of the locations shown on Schedule II hereto. The Company agrees that all Equipment shall be kept at any one of the locations shown on Schedule II hereto, or such new location as the Company may establish in accordance with the immediately succeeding sentence. The Company may establish a new location for any of the Equipment only if (i) it shall have given to the Lessor and the Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Lessor and the Agent may request, (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Lessor and the Agent to maintain the security interest of the Lessor in the Equipment Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Lessor, it shall have furnished an opinion of counsel reasonably acceptable to the Lessor and the Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby.

         2.6. Recourse. This Agreement is made with full recourse to the Company.

         2.7. Trade Names; Change of Name. The Company has not operated in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on
Schedule III hereto. The Company shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Schedule III hereto and new names established in accordance with the immediately succeeding sentence. The Company shall not assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Lessor and the Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Lessor and the Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action reasonably requested by the Lessor to maintain the security interest of the Lessor in the Equipment Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) at the request of the Lessor, it shall have furnished an opinion of counsel reasonably acceptable to the Lessor and the Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and all other actions have been taken, in order to perfect (and maintain the perfection of) the security interest granted hereby.

                                   ARTICLE III
                        PROVISIONS CONCERNING COLLATERAL

         3.1. Protection of Lessor's Security. The Company will do nothing to impair the rights of the Lessor in the Equipment Collateral. The Company will at all times keep the Equipment insured in favor of the Lessor, at the Company's own expense to the extent and in the manner provided in the Section 5.03 of the Senior Credit Facility. The Company assumes all liability and responsibility in connection with the Equipment Collateral and the liability of the Company to pay the Obligations shall in no way be affected or diminished by reason of the fact that any Equipment Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Company.

         3.2. Further Actions. The Company will, at its own expense and upon the request of the Lessor, make, execute, endorse, acknowledge, file and/or deliver to the. Lessor from time to time such lists and descriptions of the Equipment Collateral, fina ncing statements and other assurances or instruments and take such further steps relating to the Equipment Collateral, which the Lessor or the Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Equipment Collateral.

         3.3. Financing Statements. The Company agrees to execute and deliver to the Lessor such financing statements, in form reasonably acceptable to the Lessor, as the Lessor may from time to time reasonably request or as are necessary or desirable in the opinion of the Lessor to establish and maintain a valid, enforceable, first priority perfected security interest in the Equipment Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. The Company will pay any applicable filing fees, recordation taxes and related expenses relating to the Equipment Collateral. The Company hereby authorizes the Lessor to file any such financing statements without the signature of the Company where permitted by law.

                                   ARTICLE IV

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT
                            OR NON-PERFORMANCE EVENT

         4.1. Remedies; Obtaining the Equipment Collateral Upon Default. The Company agrees that, if any Event of Default or Non-Performance Event shall have occurred and be continuing, then and in every such case, the Lessor, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect, in all relevant jurisdictions and may:

              (i) personally, or by agents or attorneys, immediately take possession of the Equipment Collateral or any part thereof, from the Company or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Company's premises where any of the Equipment Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Company;

              (ii) sell, assign or otherwise liquidate any or all of the Equipment Collateral or any part thereof in accordance with Section 4.2 hereof, or direct the Company to sell, assign or otherwise liquidate any or all of the Equipment Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;.

              (iii) take possession of the Equipment Collateral or any part thereof, by directing the Company in writing to deliver the same to the Lessor at any place or places designated by the Lessor, in which event such Company shall at its own expense:

                    (x) forthwith cause the same to be moved to the place or
              places so designated by the Lessor and there delivered to the Lessor;

                    (y) store and keep any Equipment Collateral so delivered to the Lessor at such place or places pending further action by the Lessor as provided in Section 4.2 hereof; and

                    (z) while the Equipment Collateral shall be so stored and
              kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that each Company's obligation so to deliver the Equipment Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Lessor shall be entitled to a decree requiring specific performance by the Company of said obligation.

         4.2. Remedies; Disposition of the Equipment Collateral. If any Event of Default shall have occurred and be continuing, then any Equipment Collateral repossessed by the Lessor under or pursuant to Section 4.1 hereof and any other Equipment Collateral whether or not so repossessed by the Lessor, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lessor may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Equipment Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Lessor or after any overhaul or repair at the expense of the Company which the Lessor shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' prior written notice to the Company specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Company or any nominee of the Company to acquire the Equipment Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' prior written notice to the Company specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Lessor's option, be subject to reserve), after publication of notice of such auction (where required by applicable law) not less than 10 days prior thereto. The Lessor may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. To the extent permitted by any such requirement of law, the Lessor may bid for and become the purchaser of the Equipment Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Company. If, under mandatory requirements of applicable law, the Lessor shall be required to make disposition of the Equipment Collateral within a period of time which does not permit the giving of notice to the Company as hereinabove specified, the Lessor need give the Company only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. The Company agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Equipment Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense.

         4.3 Waiver of Claims. Except as otherwise provided in this Agreement, THE COMPANY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE LESSOR'S TAKING POSSESSION OR THE LESSOR'S DISPOSITION OF ANY OF THE EQUIPMENT COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and the Company hereby further waives, to the extent permitted by law:

             (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Lessor's gross negligence or willful misconduct;

             (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Lessor's rights hereunder; and

             (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Equipment Collateral or any portion thereof, and the Company, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Equipment Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Company therein and thereto, and shall be a perpetual bar both at law and in equity against the Company and against any and all Persons claiming or attempting to claim the Equipment Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Company.

         4.4. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Lessor shall be in addition to every other right, power and remedy specifically given under this Agreement and the other Operative Documents, or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lessor. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Lessor in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default, Event of Default or Non-Performance Event or an acquiescence therein. No notice to or demand on the Company in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Lessor to any other or further action in any circumstances without notice or demand. In the event that the Lessor shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Lessor may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

         4.5. Discontinuance of Proceedings. In case the Lessor shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lessor, then and in every such case the Company and the Lessor shall be restored to their former positions and rights hereunder with respect to the Equipment Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Lessor shall continue as if no such proceeding had been instituted.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be made in accordance with Section 9.02 of the Participation Agreement.

         5.2. Waiver; Amendment. None of the terms and cond itions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless done so in accordance with Section 9.04 of the Participation Agreement.

         5.3. Obligations Absolute. The obligations of the Company hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Company; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Operative Document; or (c) any amendment to or modification of any Operative Document or any security for any of the Obligations; whe ther or not the Company shall have notice or knowledge of any of the foregoing.

         5.4. Successors and Assigns; Reliance on Representations. (a) This Agreement shall be binding upon the Company and its successors and assigns (although the Company may not assign its rights and obligations hereunder except in accordance with the provisions of the Participation Agreement) and shall inure to the benefit of the Lessor and its successors and assigns. The Company acknowledges and consents to the assignment of this Agreement by the Lessor to the Agent pursuant to the Assignment and Security Agreement.

         (b) All agreements, statements, representations and warranties made by the Company herein or in any certificate or other instrument delivered by the Company or on its behalf under this Agreement shall be considered to have been relied upon by the Lessor and shall survive the execution and delivery of this Agreement and the other Operative Agreements regardless of any investigation made by the Lessor or on its behalf.

         5.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         5.6. Governing law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5.7. Company's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Company shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Equipment Collateral and the Lessor shall not have any obligations or liabilities with respect to any Equipment Collateral by reason of or arising out of this Agreement, nor shall the Lessor be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or with respect to any Equipment Collateral.

         5.8. Termination; Release. (a) After the Termination Date (defined below), this Agreement shall terminate and the Lessor, at the request and expense of the Company, will promptly execute and deliver to the Company a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Company (without recourse and without any representation or warranty) such of the Equipment Collateral as may be in the possession of the Lessor and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Operative Documents have been terminated and all Obligations then owing have been paid in full.

         (b) In the event that any part of the Equipment Collateral is sold in connection with a sale permitted by Section 6.04 or 6.06(b) of the Participation Agreement (other than a sale to the Company or a Subsidiary thereof) or otherwise released and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 6.06(b) of the Participation Agreement, to the extent required to be so applied, such Equipment Collateral will be sold free and clear of the Liens created by this Agreement and the Lessor, at the request and expense of the Company, will duly assign, transfer and deliver to the Company (without recourse and without any representation or warranty) such of the Equipment Collateral as is then being (or has been) so sold or released and as may be in the possession of the Lessor and has not theretofore been released pursuant to this Agreement.

         5.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Lessor.

         5.10. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         5.11. Benefit of Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

         5.12 Exculpation of Trustee. Except for its own gross negligence and willful misconduct and as otherwise expressly provided in the Operative Documents, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by WFBN, not in its individual capacity but solely as Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it as the Trustee under the Trust Agreement, (b) each of the undertakings and agreements herein made on the part of the Trustee is made and intended not as a personal representation, undertaking and agreement by WFBN but is made and intended for the purpose for binding only the Trustee and the Trust Estate, (c) nothing herein contained shall be construed as creating any liability on WFBN, individually or personally, to perform any obligation of the Trustee either expressed or implied contained herein or in the Operative Documents, all such liability, if any, being expressly waived by the parties to this Agreement and by any Person lawfully claiming by, through or under the parties to this Agreement and (d) under no circumstances shall WFBN be personally liable for the payment of any indebtedness or expenses of the Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                                         RITE AID REALTY CORP.

                                                         By ____________________
                                                            Name:
                                                            Title:

Accepted and Agreed to:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee of RAC Statutory Trust

By_________________________________________________
  Name:
  Title:

                                                                   Schedule I to
                                                              Security Agreement

                               EQUIPMENT SCHEDULE

         "Equipment" shall mean all right, title and interest in, to and under all of the Company's "equipment", as such term is defined in the Uniform Commercial Code of the State of New York as in effect from time to time, located at the Locations (as defined below) and, in any event, including, but not limited to, all machinery, equipment, furnishings and vehicles, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Locations" shall mean, collectively, the distribution centers operated by the Company and located at (a) 601 Chelsea Road, Perryman, Maryland and (b) 2801 West Avenue H, Lancaster, California.

                                                                  Schedule II to
                                                              Security Agreement
                        SCHEDULE OF EQUIPMENT LOCATIONS
             601 Chelsea Road                   2801 West Avenue H
            Perryman, Maryland                 Lancaster, California
             (Harford County)                   (Los Angeles County)

                                                                 Schedule III to
                                                              Security Agreement
                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

                                      None.